First Quarter 2024 Supplemental EXHIBIT 99.2

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this supplemental, filed in conjunction with the First Quarter 2024 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.’s (the ”Company”) expectations regarding its portfolio growth, interest expense savings, balance sheet, net income per share, FFO per share, NFFO per share, total portfolio SS NOI growth, segment-level Same-Store NOI growth, occupancy, NOI growth, revenue growth, and margin expansion may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplemental. Disclaimers

3 Number of Buildings/ Campuses Beds/Units (1) Leased % (2) Wtd Avg Lease Term (years) Annualized Cash NOI Annualized Cash NOI Integrated Senior Health Campuses (ISHC) 126 12,993 85.6% - 153,344$ 49.4% 203,276$ 56.3% Outpatient Medical (OM) 86 4,396 88.1% 5.2 83,936 27.1% 83,936 23.3% Senior Housing Operating Properties (SHOP) 78 5,175 82.5% - 25,852 8.3% 26,036 7.2% Triple-Net Leased Properties 28 2,599 100.0% 10.9 38,792 12.5% 39,532 10.9% Debt Security Investment - - - - 8,324 2.7% 8,324 2.3% Total 318 6.7 310,248$ 100.0% 361,104$ 100.0% Pro-Rata (3)(4) Consolidated (4) Our Properties (as of 3/31/2024) (1) GLA in thousands is presented for Outpatient Medical, rather than Beds/Units. (2) ISHC and SHOP occupancies are quarter average, while Outpatient Medical and Triple-Net Leased Properties are quarter-end spot occupancy. (3) Represents all properties at Pro-Rata ownership, including ISHC, at 75.4% Pro-Rata share. (4) See reconciliations in the appendix of this presentation. Note: Except as otherwise noted, all data herein is presented on a consolidated basis. (dollars in thousands) ISHC 49.4% SHOP 8.3% Triple-Net Leased Properties 12.5% OM 27.1% Debt Security Investment 2.7% PRO-RATA ANNUALIZED NOI BREAKDOWN

Integrated Senior Health Campuses (ISHC)

(dollars in thousands and Pro-Rata)

Total Portfolio	**Q1 2023**	**Q2 2023**	**Q3 2023**	**Q4 2023**	**Q1 2024**
Properties	122	123	125	125	126
IL/AL/MC units	4,143	4,170	4,169	4,158	4,194
SNF beds	5,562	5,542	5,586	5,567	5,607
Pro-Rata total beds/units	9,705	9,712	9,755	9,725	9,801
Average occupancy	84.2%	84.8%	86.2%	85.0%	85.6%
Revenues [1]	$ 272,903	$ 273,721	$ 280,840	$ 290,397	$ 296,553
Operating expenses	240,426	240,624	246,428	252,273	258,217
Cash NOI [1][2]	$ 32,477	$ 33,097	$ 34,412	$ 38,124	$ 38,336
Cash NOI margin %	11.9%	12.1%	12.3%	13.1%	12.9%
Maintenance Capex	$ 3,471	$ 3,977	$ 2,814	$ 2,429	$ 2,294

Same-Store	**Q1 2023**	**Q2 2023**	**Q3 2023**	**Q4 2023**	**Q1 2024**	**Q1 2024 vs Q1 2023**
Properties	108	108	108	108	108	
Consolidated beds/units	11,018	11,026	11,074	11,127	11,113	
Pro-Rata beds/units	8,311	8,318	8,354	8,394	8,383	
Average occupancy	84.6%	85.5%	86.5%	85.0%	86.2%	164 bps
Same-Store revenues [1][2]	$ 188,795	$ 187,848	$ 192,159	$ 196,896	$ 202,767	7.4%
Same-Store operating expenses	160,872	159,156	162,339	165,256	169,275	5.2%
Compensation	102,969	103,623	106,820	108,361	108,672	5.5%
Controllable [3]	51,865	49,690	49,386	50,888	54,615	5.3%
Non-Controllable [4]	6,038	5,843	6,133	6,007	5,988	(0.8%)
Same-Store NOI [1][2]	$ 27,923	$ 28,692	$ 29,820	$ 31,640	$ 33,492	19.9%
Same-Store NOI margin %	14.8%	15.3%	15.5%	16.1%	16.5%	173 bps

(1) Excludes Grant Income.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, costs of services, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT 4

5 Q1 23 Q1 24 Q1 23 Q1 24 Q1 23 Q1 24 Private 346.44$ 380.22$ 12.0% 12.0% 13.3% 14.0% Managed Care/Ins 403.50 396.64 0.4% 0.5% 0.5% 0.6% Medicaid 257.58 286.22 23.9% 22.9% 19.8% 20.1% Hospice Medicaid 271.47 301.27 3.9% 3.3% 3.4% 3.0% Medicare 640.62 650.13 13.6% 12.1% 28.1% 24.1% Medicare Advantage 532.32 533.76 4.0% 5.7% 7.0% 9.4% Total Skilled Nursing 387.17$ 410.79$ 57.8% 56.5% 72.1% 71.2% Total Senior Housing 175.84$ 186.26$ 42.2% 43.5% 23.9% 24.8% Ancillary revenue 12.49$ 13.20$ 0.0% 0.0% 4.0% 4.0% Total, including ancillary revenue 310.40$ 326.42$ 100.0% 100.0% 100.0% 100.0% Quality Mix 72.2% 73.8% 76.8% 76.8% Average Daily Rate % of Resident Days % of Revenue ISHC Revenue per Payor and Bed Type

Outpatient Medical

(dollars and square feet in thousands, except revenues per square foot and Cash NOI per square foot, and Pro-Rata)

Total Portfolio	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Properties	101	90	87	85	83
Consolidated GLA (sq ft)	4,963	4,744	4,517	4,448	4,396
Ending occupancy	88.7%	89.7%	89.7%	89.2%	88.1%
Revenues	$ 36,971	$ 36,294	$ 35,163	$ 32,971	$ 33,724
Operating expenses	14,102	13,530	13,365	12,070	12,740
Cash NOI [(1)]	$ 22,869	$ 22,764	$ 21,798	$ 20,901	$ 20,984
Cash NOI margin %	61.9%	62.7%	62.0%	63.4%	62.2%
Revenues per square foot	$ 29.80	$ 30.60	$ 31.14	$ 29.65	$ 30.69
Cash NOI per square foot	$ 18.43	$ 19.19	$ 19.30	$ 18.80	$ 19.09
Maintenance Capex	$ 2,719	$ 7,153	$ 4,518	$ 5,121	$ 1,721

Same-Store	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q1 2024 vs Q1 2023
Properties	80	80	80	80	80	
Consolidated GLA (sq ft)	4,226	4,227	4,244	4,244	4,244	
Ending occupancy	89.6%	89.8%	90.0%	89.2%	88.0%	(155 bps)
Same-Store revenues [(1)]	$ 31,839	$ 31,926	$ 32,428	$ 31,524	$ 32,303	1.5%
Same-Store operating expenses	11,969	11,743	12,261	11,567	12,228	2.2%
Same-Store NOI [(1)]	$ 19,870	$ 20,183	$ 20,167	$ 19,957	$ 20,075	1.0%
Same-Store NOI margin %	62.4%	63.2%	62.2%	63.3%	62.1%	(26 bps)
Same-Store revenue per square foot	$ 30.13	$ 30.21	$ 30.56	$ 29.71	$ 30.44	
Same-Store NOI per square foot	$ 18.81	$ 19.10	$ 19.01	$ 18.81	$ 18.92	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT 6

7 Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System 7,547$ 7.7% A+ Mercy Health 4,550 4.7% A+ Prime Healthcare 4,058 4.2% B- Montefiore Medical Center 2,364 2.4% BBB- Atrius Health, Inc. 2,205 2.3% BBB Remaining Portfolio 76,902 78.7% Total 97,626$ 100.0% Absorption Occupied Square Feet as of December 31, 2023 3,967 Expirations (193) Renewals 135 Square Feet New leases 12 On-Campus/Adjacent 1,923 43.8% Terminations (8) Off-Campus Adjustment/remeasurement 4 Affiliated 1,403 31.9% Dispositions (45) Unaffiliated 1,070 24.3% Occupied Square Feet as of March 31, 2024 3,872 Total 4,396 100.0% % Trailing 12-months Retention 81.5% Outpatient Medical (as of 3/31/2024) (dollars and square feet in thousands)

8 Year # of Expiring Leases Total Sq. Ft.(1) % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2024 70 347 8.9% 8,001$ 7.2% 23.06$ 2025 81 586 15.0% 15,986 14.4% 27.28 2026 48 218 5.6% 5,068 4.6% 23.25 2027 61 417 10.7% 11,438 10.3% 27.43 2028 59 505 13.0% 14,866 13.4% 29.44 Thereafter 181 1,821 46.8% 55,512 50.1% 30.48 Total 500 3,894 100.0% 110,871$ 100.0% 28.47$ Expiring Leases Outpatient Medical (as of 3/31/2024) (dollars and square feet in thousands) (1) Includes future leases. (2) Amount is based on the total ABR expiring in the applicable year.

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Properties	50	46	45	51	64
IL/AL/MC units	4,702	4,008	3,929	4,318	5,085
SNF beds	135	135	135	135	90
Consolidated total beds/units	4,837	4,143	4,064	4,453	5,175
Average occupancy	75.7%	76.8%	79.3%	80.4%	82.5%
Revenues	$ 46,481	$ 47,409	$ 43,635	$ 48,050	$ 58,720
Operating expenses [1]	41,619	43,491	38,831	41,589	52,257
Cash NOI [1][2]	$ 4,862	$ 3,918	$ 4,804	$ 6,461	$ 6,463
Cash NOI margin %	10.5%	8.3%	11.0%	13.4%	11.0%
RevPOR	$ 4,224	$ 4,443	$ 4,529	$ 4,631	$ 4,795
Maintenance Capex	$ 326	$ 839	$ 217	$ 793	$ 789

Same-Store	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q1 2024 vs Q1 2023
Properties	41	41	41	41	41	
Consolidated beds/units	3,726	3,726	3,726	3,725	3,710	
Average occupancy	78.6%	79.9%	81.8%	84.3%	85.7%	710 bps
Same-Store revenues [2]	$ 38,277	$ 38,589	$ 38,905	$ 40,175	$ 42,397	10.8%
Same-Store operating expenses [1]	32,446	32,687	33,273	34,213	34,610	6.7%
Compensation	18,800	18,813	19,219	19,839	19,890	5.8%
Controllable [3]	11,032	11,091	11,335	11,761	11,810	7.1%
Non-Controllable [4]	2,614	2,783	2,719	2,613	2,910	11.3%
Same-Store NOI [1][2]	$ 5,831	$ 5,902	$ 5,632	$ 5,962	$ 7,787	33.5%
Same-Store NOI margin %	15.2%	15.3%	14.5%	14.8%	18.4%	313 bps
RevPOR	$ 4,396	$ 4,365	$ 4,300	$ 4,307	$ 4,465	1.6%

(1) Excludes COVID subsidies.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

9

10 Partner/Operator State Number of Buildings/Campuses Consolidated Beds/Units Pro-Rata Share Beds/Units Trilogy Management Services (1) KY,IN,MI,OH,WI 128 13,186 9,994 Senior Solutions Management Group AR,MS,TX,LA,MO 19 1,596 1,563 Priority Life Care IN, MI 15 988 988 Compass Senior Living OR 24 856 856 Cogir Senior Living NC,CA,UT 11 671 671 Heritage Senior Living PA,VA 5 651 651 Heritage Communities NE 2 220 220 Total 204 18,168 14,943 ISHC & SHOP Partners (as of 3/31/2024) (1) The Company indirectly owns 75.4% of campuses managed by Trilogy Management Services, except for two in Wisconsin, which are 100% wholly-owned by the Company.

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Properties	34	34	34	28	28
AL/MC beds/units	928	928	928	538	538
SNF beds	2,061	2,061	2,061	2,061	2,061
Consolidated total beds/units	2,989	2,989	2,989	2,599	2,599
Average operator occupancy [(1)(2)]	85.8%	86.4%	86.3%	87.4%	91.0%
Revenues	$ 11,732	$ 11,299	$ 11,470	$ 10,726	$ 10,317
Debt security investment	1,970	2,045	2,014	2,011	2,081
Operating expenses	788	686	874	602	619
Cash NOI [(3)]	$ 12,914	$ 12,658	$ 12,610	$ 12,135	$ 11,779
Cash NOI margin %	94.2%	94.9%	93.5%	95.3%	95.0%

Same-Store	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q1 2024 vs Q1 2023
Properties	27	27	27	27	27	
Consolidated beds/units	2,599	2,599	2,599	2,599	2,599	
Average operator occupancy [(1)]	88.3%	89.1%	89.1%	90.1%	91.0%	267 bps
Same-Store revenues [(3)]	$ 9,450	$ 9,482	$ 9,671	$ 9,709	$ 9,859	4.3%
Same-Store operating expenses	511	492	497	489	534	4.5%
Same-Store NOI [(3)]	$ 8,939	$ 8,990	$ 9,174	$ 9,220	$ 9,325	4.3%
Same-Store NOI margin %	94.6%	94.8%	94.9%	95.0%	94.6%	(1 bps)

(1) Facilities are 100% triple-net leased, operators' occupancies are one quarter in arrears and hospitals are excluded.
(2) Occupancy includes properties that transitioned to SHOP until the transition date.
(3) See reconciliations in the appendix of this presentation.

American Healthcare REIT 11

Triple-Net Leased Properties Rent Payment Coverage Stratification[1]

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q1 2024											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	-	0.2%	2.3%	2.5%	12.9	2	-	-	2.3%	2.3%	13.2	1
0.80x - 0.89x	-	-	-	-	-	-	-	-	-	-	-	-
0.90x - 0.99x	-	2.7%	-	2.7%	7.9	1	-	-	-	-	-	-
1.00x - 1.09x	1.6%	-	-	1.6%	26.5	1	-	-	-	-	-	-
1.10x - 1.19x	0.8%	-	-	0.8%	8.2	1	-	-	-	-	-	-
1.20x - 1.29x	-	-	-	-	-	-	1.6%	0.2%	-	1.8%	24.7	2
1.30x - 1.39x	-	-	-	-	-	-	0.8%	2.7%	-	3.5%	8.0	2
1.40x - 1.49x	-	2.8%	-	2.8%	9.5	1	-	-	-	-	-	-
1.50x - 1.59x	-	1.6%	-	1.6%	6.6	1	-	-	-	-	-	-
1.60x - 1.69x	-	-	-	-	-	-	-	-	-	-	-	-
1.70x - 1.79x	-	-	-	-	-	-	-	-	-	-	-	-
1.80x - 1.89x	-	-	-	-	-	-	-	2.8%	-	2.8%	9.5	1
1.90x - 1.99x	-	-	-	-	-	-	-	1.6%	-	1.6%	6.6	1
> 2.00x	-	-	0.5%	0.5%	9.7	1	-	-	0.5%	0.5%	9.7	1
Total	**2.4%**	**7.3%**	**2.8%**	**12.5%**	**10.9**	**8**	**2.4%**	**7.3%**	**2.8%**	**12.5%**	**10.9**	**8**
Segment Rent Coverage[2]	**1.06x**	**1.22x**	**1.47x**	**1.25x**			**1.28x**	**1.67x**	**1.67x**	**1.60x**		
Tenant Occupancy	**83.9%**	**92.8%**	**N/A**	**91.0%**			**83.9%**	**92.8%**	**N/A**	**91.0%**		

(1) Represents trailing twelve-month coverage metrics as of December 31, 2023. Percentages are based of consolidated Cash NOI for the three months ended March 31, 2024.
(2) Represents combined coverage metrics for all leases within each segment and total portfolio.

12

13 MED HOP H3DUK SENS F RID Year 2024 8,001$ 7.2% -$ 0.0% -$ 0.0% 8,001$ 4.9% 2025 15,986 14.4% - 0.0% 4,011 100.0% 19,997 12.3% 2026 5,068 4.6% - 0.0% - 0.0% 5,068 3.1% 2027 11,438 10.3% - 0.0% - 0.0% 11,438 7.1% 2028 14,866 13.4% - 0.0% - 0.0% 14,866 9.2% Thereafter 55,512 50.1% 47,184 100.0% - 0.0% 102,696 63.4% Total 110,871$ 100.0% 47,184$ 100.0% 4,011$ 100.0% 162,066$ 100.0% ABR of Expiring Leases (2) as % of Total ABR OM Triple-Net Leased Interest Income (3) Total Revenue and Lease Expiration(1) (as of 3/31/2024) (dollars in thousands) (1) Excludes ISHC and SHOP. (2) Amount is based on the total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2024. (3) Represents interest income from debt security investment.

14 Period Lines of Credit and Term Loan Mortgage Loans Payable Noncontrolling Interests' Share of Mortgage Loans Payable, Lines of Credit and Term Loan % of Combined Pro-Rata Debt Weighted Average Interest Rate (2) 2024 $ - $ 177,717 $ (35,778) $ 141,939 8.1% 6.88% 2025 210,000 168,275 (64,391) 313,884 18.0% 6.08% 2026 - 158,331 (11,729) 146,602 8.4% 3.04% 2027 550,000 55,125 (12,757) 592,368 33.9% 5.29% 2028 - 105,126 (3,750) 101,376 5.8% 4.38% Thereafter - 590,546 (140,288) 450,257 25.8% 3.64% Total $ 760,000 $ 1,255,120 $ (268,693) $ 1,746,426 100.0% Weighted Interest Rate (1) 5.94% 4.27% 4.96% 4.89% Weighted average maturity (years) 2.4 15.8 17.2 9.7 Percentage of variable-rate debt (2) 1.3% 13.7% 16.7% 7.9% Debt maturing after 2028 has a weighted average maturity date of June 2049 (25 Years). Combined Pro-Rata Debt Debt Maturities and Principal Payments (as of 3/31/2024) (1) Interest rates reflects three in-place swap derivatives for $750 million. One $200 million swap matures on June 5, 2025 with a strike at 4.40%. Two $275 million swaps mature on January 19, 2026 with strike at 4.41% and 3.74%. (2) Excludes variable-rate debt with interest rate swaps in place. (dollars in thousands)

15 Acquisitions Reportable Segment Number of Properties/ Campuses Units/Beds Ownership Percentage Purchase Price Average Cost per Unit/Bed SHOP 14 856 100.0% 94,461$ 110$ Dispositions Reportable Segment Number of Properties/ Campuses Units/Beds /GLA(1) Gross Proceeds SHOP 1 22 4,500$ Outpatient Medical 2 52 11,136$ First Quarter 2024 Real Estate Acquisitions and Dispositions (1) Outpatient Medical represents Square Feet GLA in thousands. (dollars and square feet in thousands)

2024 Guidance[1]

NAREIT FFO and NFFO Attributable to Common Stockholders

	FY 2024				FY 2024 - per share			
	Low		High		Low		High	
Net (loss) income attributable to common stockholders	$	(4.15)	$	3.19	$	(0.03)	$	0.03
Depreciation and amortization[2]		147.26		147.26		1.16		1.16
NAREIT FFO attributable to common stockholders	**$**	**143.11**	**$**	**150.45**	**$**	**1.13**	**$**	**1.19**
Amortization of other intangible assets/liabities[2]		1.66		1.66		0.01		0.01
Change in deferred rent[2]		(0.42)		(0.42)		(0.00)		(0.00)
Non-cash impact of changes to equity plan[2]		6.04		6.04		0.05		0.05
Other adjustments		(0.80)		(0.80)		(0.01)		(0.01)
Normalized FFO attributable to common stockholders	**$**	**149.58**	**$**	**156.92**	**$**	**1.18**	**$**	**1.24**
Weighted average diluted shares (in millions)		**126.6**		**126.6**				

Projected FY 2024 Total Portfolio Same-Store NOI Growth

- **5.0 - 7.0%**

Projected FY 2024 Segment-Level Same-Store NOI Growth

- **ISHC: 8.0% - 10.0%**
- **Outpatient Medical: (0.5)% - 0.0%**
- **SHOP: 25.0% - 30.0%**
- **Triple-Net Leased Properties: 1.0% - 3.0%**

(1) Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company does not provide guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, stock-based compensation, casualty loss, non-Same-Store revenues, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts presented are net of noncontrolling interests' share and AHR's share of unconsolidated entities.

American Healthcare REIT
16

Components of NAV(1)

Segment		# of Buildings/ Campuses	SQ FT	Total Beds/Units	Q1 2024 Cash NOI (2)	Q1 2024 Ann. Cash NOI (2)
ISHC		126	7,033	9,801	$ 38,336	$ 153,344
Outpatient Medical		83	4,243		20,075	80,300
SHOP - Grouped by Avg Occupancy						
	>80%	55	2,890	3,617	8,411	33,644
	60%-80%	16	1,007	1,102	194	776
	<60%	7	390	423	(1,454)	(5,816)
Triple-Net Leased Properties(3)		27	1,381	2,599	9,325	37,300
Total		314	16,944	17,542	$ 74,887	$ 299,548

Comments:

- As of April 15, 2024, the Company owns 76% of campuses managed by Trilogy Management Services within its ISHC segment.

	Consolidated			Pro-Rata			Weighted Avg. Rate Pro-Rata		
Obligations (Outstanding principal balance as of 3/31/24)	AHR	Trilogy	Total	AHR	Trilogy	Total	AHR	Trilogy	Total
Mortgage Debt	$ 406,085	$ 849,035	$ 1,255,120	$ 397,540	$ 640,472	$ 1,038,012	3.87%	4.48%	4.25%
Revolving LOC	-	210,000	210,000	-	158,414	158,414		7.30%	7.30%
Term Loan	550,000	-	550,000	550,000	-	550,000	5.43%		5.43%
Total Debt	$ 956,085	$ 1,059,035	$ 2,015,120	$ 947,540	$ 798,886	$ 1,746,426			
Cash, cash equivalents and restricted cash pertaining to debt	(51,200)	(72,482)	(123,682)	(51,039)	(54,677)	(105,716)			
Net Debt	$ 904,885	$ 986,553	$ 1,891,438	$ 896,501	$ 744,209	$ 1,640,710			
Other tangible liabilities, net:									
Accounts payable & accrued liabilities	89,089	165,748	254,837	88,997	125,033	214,030			
Other	21,640	26,949	48,589	21,560	20,329	41,889			
Other tangible liabilities, net	110,729	192,697	303,426	110,557	145,362	255,919			
Financing	-	41,012	41,012	-	30,938	30,938			
Lease obligations	16,665	203,102	219,767	16,665	153,211	169,876			
Net obligations	$ 1,032,279	$ 1,423,364	$ 2,455,643	$ 1,023,723	$ 1,073,720	$ 2,097,443			
Other Assets									
Debt security investment	$ 87,572	$ -	$ 87,572	$ 87,572	$ -	$ 87,572			
Other tangible assets:									
Accounts receivable	15,497	200,384	215,881	15,394	151,160	166,554			
Capital expenditures	12,255	16,263	28,518	12,252	12,268	24,520			
Inventory	-	20,741	20,741	-	15,646	15,646			
Other	7,721	52,296	60,017	7,708	39,450	47,158			
Total other tangible assets	35,473	289,684	325,157	35,354	218,524	253,878			
Sold assets/assets expected to be sold	51,443	-	51,443	51,443	-	51,443			
Total other assets	$ 174,488	$ 289,684	$ 464,172	$ 174,369	$ 218,524	$ 392,893			
Common Shares & OP Units Outstanding									
Total Shares			131,597,967			131,597,967			
Total OP units			3,501,976			3,501,976			
Total Shares and OP Units			135,099,943			135,099,943			

(1) Dollars and square feet in thousands. Dollars, square feet and beds/units are based on the Company's Pro-Rata ownership as of 3/31/2024.
(2) Cash NOI is adjusted to exclude nonrecurring items.
(3) Excludes interest income from debt security investment.

American Healthcare REIT
17

18 First Quarter 2024 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

19 Q1 2023 Q1 2024 Net loss (27,615)$ (3,004)$ Depreciation and amortization related to real estate — consolidated properties 44,632 42,729 Depreciation and amortization related to real estate — unconsolidated entities 63 186 Loss (gain) on dispositions of real estate investments, net — consolidated properties 132 (2,263) Net loss (income) attributable to noncontrolling interests 1,743 (888) Gain on re-measurement of previously held equity interest (726) - Depreciation, amortization, impairments, net gain/loss on dispositions and gain on xxxre-measurements - noncontrolling interests (6,538) (5,462) NAREIT FFO attributable to controlling interest 11,691$ 31,298$ Business acquisition expenses 332 2,782 Amortization of above- and below-market leases 8,675 426 Amortization of closing costs — debt security investments 65 76 Change in deferred rent (60) (589) Non-cash impact of changes to equity instruments 1,072 1,935 Capitalized interest (26) (134) Loss on debt extinguishments - 1,280 Loss (gain) in fair value of derivative financial instruments 195 (6,417) Foreign currency (gain) loss (1,008) 426 Adjustments for unconsolidated entities (74) (110) Adjustments for noncontrolling interests (633) 125 Normalized FFO (NFFO) attributable to controlling interest 20,229$ 31,098$ NAREIT FFO per common share 0.18$ 0.30$ NFFO per common share 0.31$ 0.30$ Distributions paid to common stockholders 26,492$ 16,596$ Weighted average common shares outstanding — basic and diluted 66,026,173 104,295,142 QTD FFO / NFFO Reconciliation(1) (dollars in thousands, except per share) (1) Totals may not add due to rounding.

20 Q1 2024 Net loss $ (3,004) Adjustments: Loss from unconsolidated entities 1,205 Interest expense (including amortization of deferred financing costs, debt xxxdiscount/premium and loss on debt extinguishments) 36,438 Income tax expense 278 Depreciation and amortization (including amortization of above/below xxxmarket leases and right-of-use assets and accretion of lease liabilities) 43,784 Straight line rent (1,132) Foreign currency loss 426 Gain in fair value of derivative financial instruments (6,417) EBITDA 71,578 Non-cash stock-based compensation expense 1,935 Business acquisition expenses 2,782 Gain on dispositions of real estate investments, net (2,263) Non-recurring one-time items 212 Adjusted EBITDA $ 74,244 EBITDA Reconciliation (dollars in thousands)

21 Q1 2024 Interest Coverage Ratios Interest Expense $ 36,438 Capitalized Interest 134 Loss on extinguishment of debt (1,280) Non-Cash Interest Expense(2) (3,605) Total Interest $ 31,687 Interest Coverage ratio(3) 2.3X Fixed Charges Coverage Ratios Total Interest $ 31,687 Secured Debt Principal Amortization 5,025 Total Fixed Charges $ 36,712 Fixed Charges Coverage ratio(3) 2.0X Total debt $ 2,015,120 Cash and cash equivalents (77,026) Restricted cash pertaining to debt (46,656) Net debt $ 1,891,438 Net Debt / Annualized Adjusted EBITDA 6.4X Coverage Ratios and Net Debt Reconciliation (1) (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Non-cash interest expense includes amortization of loan fees and above and below-market debt. (3) Interest Coverage ratio calculated as period Annualized Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as period Annualized Adjusted EBITDA divided by Total Fixed Charges. (dollars in thousands)

22 For the Quarter Ended 3/31/2024 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties/campuses 126 83 64 28 Recent acquisition/development conversions (1) - (15) - Non-Core Properties (4) (3) - (1) Transitions (1) - - (8) - Other (2) (13) - - - Same-Store properties 108 80 41 27 Same-Store Property Reconciliation (1) Includes two SNFs in Central Wisconsin that transitioned from Triple-Net Leased Properties segment to SHOP on March 1, 2023 and six Michigan properties that transitioned from the Triple-Net Leased Properties segment to SHOP on November 1, 2023. (2) ISHC includes seven expansions and six campuses under development.

Cash NOI Reconciliation

(dollars in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net loss	$ (27,615)	$ (11,867)	$ (6,446)	$ (30,959)	$ (3,004)
General and administrative	13,053	11,774	11,342	11,341	11,828
Business acquisition expenses	332	888	1,024	3,551	2,782
Depreciation and amortization	44,670	44,701	49,273	43,960	42,767
Interest expense	39,011	40,990	42,005	41,185	36,438
Loss (gain) in fair value of derivative financial instruments	195	(4,993)	(3,402)	9,126	(6,417)
Loss (gain) on dispositions of real estate investments, net	132	2,072	(31,981)	(2,695)	(2,263)
Impairment of real estate investments	-	-	12,510	1,389	-
Impairment of intangible assets and goodwill	-	-	-	10,520	-
Loss from unconsolidated entities	306	113	505	794	1,205
Gain on re-measurement of previously held equity interest	(726)	-	-	-	-
Foreign currency (gain) loss	(1,008)	(1,068)	1,704	(1,935)	426
Other income	(1,608)	(2,589)	(1,755)	(1,649)	(1,863)
Income tax expense (benefit)	143	348	284	(112)	278
Total NOI	$ 66,885	$ 80,369	$ 75,063	$ 84,516	$ 82,177
Grant Income	-	(6,381)	(1,064)	(30)	-
Total NOI (excluding Grant Income)	$ 66,885	$ 73,988	$ 73,999	$ 84,486	$ 82,177
Straight line rent	(1,090)	(993)	(814)	(584)	(1,132)
Facility rental expense	9,645	9,717	8,889	8,774	8,840
Other non-cash adjustments	8,614	718	3,011	(2,397)	391
COVID subsidy	(143)	-	(28)	-	-
Consolidated Cash NOI	$ 83,911	$ 83,430	$ 85,057	$ 90,279	$ 90,276
Cash NOI attributable to noncontrolling interest [1]	(10,789)	(10,993)	(11,433)	(12,658)	(12,714)
Pro-Rata Cash NOI	$ 73,122	$ 72,437	$ 73,624	$ 77,621	$ 77,562

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT

23

Same-Store NOI Reconciliation (1/2)

(dollars in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Integrated Senior Health Campuses					
NOI (excluding Grant Income)	$ 33,409	$ 34,160	$ 36,728	$ 41,766	$ 41,980
Facility rental expense	9,645	9,717	8,889	8,774	8,840
Cash NOI attributable to noncontrolling interest [(1)]	(10,577)	(10,780)	(11,205)	(12,416)	(12,484)
Cash NOI	$ 32,477	$ 33,097	$ 34,412	$ 38,124	$ 38,336
New acquisitions/dispositions/transitions	(4,554)	(4,405)	(4,592)	(5,406)	(4,844)
Other normalizing adjustments	-	-	-	(1,078)	-
Same-Store NOI	$ 27,923	$ 28,692	$ 29,820	$ 31,640	$ 33,492
Outpatient Medical					
NOI (excluding Grant Income)	$ 23,075	$ 22,713	$ 21,998	$ 23,825	$ 20,978
Straight line rent	(393)	(327)	(309)	(291)	(158)
Other non-cash adjustments	187	378	109	(2,633)	164
Cash NOI	$ 22,869	$ 22,764	$ 21,798	$ 20,901	$ 20,984
New acquisitions/dispositions/transitions	(2,247)	(1,794)	(812)	(116)	(75)
Non-Core Properties	(752)	(787)	(819)	(828)	(834)
Same-Store NOI	$ 19,870	$ 20,183	$ 20,167	$ 19,957	$ 20,075
SHOP					
NOI (excluding Grant Income)	$ 5,075	$ 3,913	$ 4,875	$ 6,506	$ 6,509
Other non-cash adjustments	(40)	35	(1)	11	-
COVID subsidies	(143)	-	(28)	-	-
Cash NOI attributable to noncontrolling interest [(1)]	(30)	(30)	(42)	(56)	(46)
Cash NOI	$ 4,862	$ 3,918	$ 4,804	$ 6,461	$ 6,463
New acquisitions/dispositions/transitions	557	1,480	447	(1,010)	784
Development conversion	412	418	381	340	540
Other normalizing adjustments	-	86	-	171	-
Same-Store NOI	$ 5,831	$ 5,902	$ 5,632	$ 5,962	$ 7,787

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT

24

Same-Store NOI Reconciliation (2/2)

(dollars in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Triple-Net Leased Properties					
NOI (excluding Grant Income)	$ 5,326	$ 13,202	$ 10,398	$ 12,389	$ 12,710
Straight line rent	(697)	(666)	(505)	(293)	(974)
Other non-cash adjustments	8,467	305	2,903	225	227
Cash NOI attributable to noncontrolling interest (1)	(182)	(183)	(186)	(186)	(184)
Cash NOI	$ 12,914	$ 12,658	$ 12,610	$ 12,135	$ 11,779
Debt security investment	(1,970)	(2,045)	(2,014)	(2,011)	(2,081)
New acquisitions/dispositions/transitions	(1,653)	(1,271)	(1,072)	(545)	-
Non-Core Properties	(352)	(352)	(350)	(359)	(373)
Same-Store NOI	$ 8,939	$ 8,990	$ 9,174	$ 9,220	$ 9,325
Total					
NOI (excluding Grant Income)	$ 66,885	$ 73,988	$ 73,999	$ 84,486	$ 82,177
Straight line rent	(1,090)	(993)	(814)	(584)	(1,132)
Facility rental expense	9,645	9,717	8,889	8,774	8,840
Other non-cash adjustments	8,614	718	3,011	(2,397)	391
COVID subsidies	(143)	-	(28)	-	-
Cash NOI attributable to noncontrolling interest (1)	(10,789)	(10,993)	(11,433)	(12,658)	(12,714)
Cash NOI	$ 73,122	$ 72,437	$ 73,624	$ 77,621	$ 77,562
Debt security investment	(1,970)	(2,045)	(2,014)	(2,011)	(2,081)
New acquisitions/dispositions/transitions	(7,897)	(5,990)	(6,029)	(7,077)	(4,135)
Development conversion	412	418	381	340	540
Non-Core Properties	(1,104)	(1,139)	(1,169)	(1,187)	(1,207)
Other normalizing adjustments	-	86	-	(907)	-
Same-Store NOI	$ 62,563	$ 63,767	$ 64,793	$ 66,779	$ 70,679

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT 25

Same-Store Revenue Reconciliation (1/2)

(dollars in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Integrated Senior Health Campuses					
GAAP revenue and Grant Income	$ 361,770	$ 369,237	$ 373,355	$ 384,993	$ 393,122
Grant Income	-	(6,381)	(1,064)	(30)	-
Cash revenue attributable to noncontrolling interest [1]	(88,867)	(89,135)	(91,451)	(94,566)	(96,569)
Cash revenue	$ 272,903	$ 273,721	$ 280,840	$ 290,397	$ 296,553
Revenue attributable to non-Same-Store properties	(84,108)	(85,873)	(88,681)	(93,501)	(93,786)
Same-Store revenue	$ 188,795	$ 187,848	$ 192,159	$ 196,896	$ 202,767
Outpatient Medical					
GAAP revenue	$ 37,483	$ 36,640	$ 35,688	$ 36,257	$ 34,067
Straight line rent	(393)	(327)	(309)	(291)	(158)
Other non-cash adjustments	(119)	(19)	(216)	(2,995)	(185)
Cash revenue	$ 36,971	$ 36,294	$ 35,163	$ 32,971	$ 33,724
Revenue attributable to non-Same-Store properties	(3,983)	(3,182)	(1,542)	(256)	(155)
Revenue attributable to Non-Core Properties	(1,149)	(1,186)	(1,193)	(1,191)	(1,266)
Same-Store revenue	$ 31,839	$ 31,926	$ 32,428	$ 31,524	$ 32,303
SHOP					
GAAP revenue	$ 46,860	$ 47,766	$ 43,915	$ 48,321	$ 58,996
Cash revenue attributable to noncontrolling interest [1]	(379)	(357)	(280)	(271)	(276)
Cash revenue	$ 46,481	$ 47,409	$ 43,635	$ 48,050	$ 58,720
Revenue attributable to non-Same-Store properties	(7,613)	(8,342)	(4,531)	(7,692)	(16,053)
Revenue attributable to development conversion	(591)	(478)	(199)	(183)	(270)
Same-Store revenue	$ 38,277	$ 38,589	$ 38,905	$ 40,175	$ 42,397

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT
26

Same-Store Revenue Reconciliation (2/2)

(dollars in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Triple-Net Leased Properties					
GAAP revenue	$ 6,113	$ 13,928	$ 11,282	$ 13,010	$ 13,348
Straight line rent	(697)	(666)	(505)	(293)	(974)
Other non-cash adjustments	8,468	266	2,893	206	210
Cash revenue attributable to noncontrolling interest [1]	(182)	(184)	(186)	(186)	(186)
Cash revenue	$ 13,702	$ 13,344	$ 13,484	$ 12,737	$ 12,398
Debt security investment	(1,970)	(2,045)	(2,014)	(2,011)	(2,081)
Revenue attributable to non-Same-Store properties	(1,805)	(1,369)	(1,367)	(572)	-
Revenue attributable to Non-Core Properties	(477)	(448)	(432)	(445)	(458)
Same-Store revenue	$ 9,450	$ 9,482	$ 9,671	$ 9,709	$ 9,859
Total					
GAAP revenue and Grant Income	$ 452,226	$ 467,571	$ 464,240	$ 482,581	$ 499,533
Straight line rent	(1,090)	(993)	(814)	(584)	(1,132)
Other non-cash adjustments	8,349	247	2,677	(2,789)	25
Grant Income	-	(6,381)	(1,064)	(30)	-
Cash revenue attributable to noncontrolling interest [1]	(89,428)	(89,676)	(91,917)	(95,023)	(97,031)
Cash revenue	$ 370,057	$ 370,768	$ 373,122	$ 384,155	$ 401,395
Debt security investment	(1,970)	(2,045)	(2,014)	(2,011)	(2,081)
Revenue attributable to non-Same-Store properties	(97,509)	(98,766)	(96,121)	(102,021)	(109,994)
Revenue attributable to development conversion	(591)	(478)	(199)	(183)	(270)
Revenue attributable to Non-Core Properties	(1,626)	(1,634)	(1,625)	(1,636)	(1,724)
Same-Store revenue	$ 268,361	$ 267,845	$ 273,163	$ 278,304	$ 287,326

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT
27

28 • Adjusted EBITDA: EBITDA excluding the impact of stock-based compensation expense, acquisition and pursuit costs, gain (loss) on sales of real estate, unrealized foreign currency gain (loss), change in fair value of financial instruments, impairment of real estate assets, lease termination revenue, non-recurring items, and adjusted for non-controlling interest. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Grant Income: Stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are predominantly operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that extend the useful life of a property but are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Defined Terms

29 • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash pertaining to debt. • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income and income tax benefit or expense. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO attributable to controlling interest or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non- cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairment of goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. Occupancy metrics are reflected at our Pro-Rata share. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for- one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of March 31, 2024, we owned and/or operated our 126 integrated senior health campuses through entities of which we owned 75.4% of the ownership interests and eight other buildings through entities of which we owned 90.0% to 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days of revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

30 • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned and consolidated the full period in both comparison periods and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loans and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; one of our consolidated joint ventures, in which we indirectly owned a 75.4% interest as of March 31, 2024. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property and paying property taxes and other expenses. Defined Terms